Exhibit 99.1

1 1 1 Overview January 2022

2

Disclaimer

This Presentation (together with oral statements made in connection herewith, this "Presentation") contains selected confidential information about The Greenrose Holding Company Inc. ('GREENROSE") and information relating to GREENROSE'S business with the companies for which summary overview information is provided herein. By receiving and participating in this Presentation, you expressly agree to keep confidential all otherwise non-public information disclosed in the Presentation, whether orally or in writing. You also agree not to distribute, disclose, or use such information for any purpose, other than for the purpose of you or your firm's participation in this Presentation and to return to GREENROSE, delete or destroy this Presentation upon GREENROSE's request.

You are advised that the United States securities laws restrict persons in possession of material non-public information relating to a company whose securities are publicly traded – whether such material non-public information is obtained directly or indirectly from that company, its representatives or any party under a duty of confidentiality -- from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

This Presentation contains financial forecasts with respect to GREENROSE's projected Revenues, EBITDA, and Net Income. GREENROSE's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause such estimates to change and actual results to differ materially from those contained in the forward-looking financial information. Accordingly, there can be no assurance that forward-looking statements or projections are indicative of the future performance of GREENROSE, or that actual results will not differ materially from those presented in the prospective or projected financial information. Inclusion of any projection, prospective information, or forward-looking statement in this Presentation should not be regarded as a representation by any person that the projections contained in the prospective financial information will be achieved. Neither GREENROSE, nor any of its respective affiliates or advisors have any obligation to update this Presentation.

Although all information and opinions expressed in this Presentation were obtained in good faith from sources believed to be reliable, independent verification has not been made by GREENROSE and no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your evaluation of your possible engagement with GREENROSE.

Forward-Looking Statements. Statements made in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of GREENROSE (including certain projections and business trends, and statements which may be identified by the use of the words "plans", "expects" or "does not expect", "estimated", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "projects", "will" or "will be taken", "occur" or "be achieved"). Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of GREENROSE and its recent acquisitions. Forward-looking statements are based on the opinions and estimates of management of GREENROSE and/or the estimates of management of the companies GREENROSE recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to attract and retain key personnel; prevailing industry trends including consumer spending as well as in cannabis markets; legislation or regulatory requirements and developments in the global economy in general and the regulation of cannabis in particular; the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy; disruption of global supply chains and distribution channels; as well as significant volatility in and possible disruption of financial markets; increased operating costs, decreased ability to profitably develop and operate cultivation and processing facilities as well as retail points of sale; competition in the US cannabis markets; and the impact of government shutdowns or other limitations impacting business activity generally.

GREENROSE HOLDING COMPANY

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Disclaimer - continued

This Presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Some data and other information related to our businesses are based on internal estimates and calculations that are derived from research we conducted and budgetary information, estimates and projections of management of the companies GREENROSE seeks to acquire. You are cautioned not to give undue weight to any such estimates, projections and other forward-looking information.

Use of Projections. This Presentation contains projected financial information with respect to the companies GREENROSE proposes to acquire as well as GREENROSE as a combined operating entity assuming the proposed acquisitions are completed. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being indictive of future results. The assumptions and estimates underlying such projections are inherently uncertain, subject to a wide variety of significant business, economic, competitive and other risks and uncertainties as noted above in "Forward-looking statements". Actual results may differ materially from financial forecasts contained in this Presentation, and the inclusion of such projections in this Presentation shall not constitute, and should not be regarded as, a representation by any person that such forecasts will be achieved.

This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, any relationship with GREENROSE, or an endorsement or sponsorship by or of GREENROSE. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GREENROSE will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Nothing herein should be construed as legal, financial, tax, investment management or other advice. You should consult your own advisers concerning any legal, financial, tax, investment management or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs.

This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

GREENROSE HOLDING COMPANY

4 4 4 The Greenrose Vision Greenrose aims to be synonymous with extraordinary cannabis products and services. We are cultivation - led , aiming to deliver top - quality flower at every price point. Great flower is in our DNA .

5 5 5 2022 Pro Forma Projection Ranges Greenrose Holding Company Operations (US$000) Pro Forma Greenrose Holding Company 2022 Projections Low Range High Range Revenue (1) $120,000 $ 140,000 Net Income $ 8,371 $ 14,661 Provision for Income Taxes (2) 22,260 25,970 Interest Expense (3) 27,823 27,823 Depreciation & Amortization (4) 16,546 16,546 EBITDA (5) $ 75,000 $ 85,000 (1) Revenue estimates assume that Connecticut recreational begins in Q 4 with an increase in purchasing at the end of Q 3 . Current revenue estimates reflect recently closed acquisitions of Theraplant and True Harvest . We presently estimate approximately $ 60 m of revenue will be attributed to Connecticut implementing full legalization . (2) Prior to acquisition, our targets were LLCs, and as such, we have utilized an estimated 26 . 5 % on the Revenues less Cost of Goods Sold (excluding depreciation) and estimated that rate to be approximately 70% . (3) Interest expense calculated using the effective interest method, as described in the annual Article 11 pro formas , as filed in our preliminary S - 1 on January 4 , 2022 , which will change upon final accounting for financial instruments . Approximately $ 12 , 615 relates to cash interest expense, with the non - cash interest primarily relating to payment in kind debt, debt issuance costs, and warrants issued to the lender . Warrant amortization is approximately $ 5 , 950 of the interest expense . (4) Depreciation and amortization expense is based upon a preliminary fair value valuation with a step up of $ 15 , 205 in depreciation and amortization as used in our annual Article 11 pro formas , as filed in our preliminary S - 1 filed on January 4 , 2022 , which will change upon the completion of purchase accounting under ASC 805 . (5) This excludes any transaction related expenses.

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Operational Highlights

The Greenrose Holding Company currently consists of two **cultivation-focused** operating businesses: Theraplant in Connecticut and True Harvest in Arizona.

Company	Key Geography & Assets	Catalyst	Close
THERAPLANT *Theraplant*	▪ Connecticut ▪ 68,000 ft^2 grow capacity (largest of 4 in state) ▪ Room for 400,000 ft^2 of additional cultivation buildout. ▪ Processing (extraction, pre-roll, flower packaging)	▪ Recreational cannabis approved in June 2021 for launch in 2022 – targeting 4th quarter for opening of rec market ▪ Plan for Social Equity dispensary buildout	▪ Closed 11/26/2021
TRUE HARVEST Co *True Harvest*	▪ Arizona ▪ 80,000 ftt^2 cultivation and processing facility	▪ Continued expansion of recreational market with limited high end flower supply ▪ Four new grow rooms operation by the end of Q2 2022	▪ Closed 12/31/2021
Targeted			
SHANGO *Shango*	▪ Oregon, California, Michigan, Nevada, Arizona ▪ 6 dispensaries and 1 additional Oregon license ▪ 4 cultivation and 3 processing facilities	▪ Strong West Coast Brand ▪ Return of tourists to Las Vegas Market ▪ Purchase of MI cultivation in La Peer	▪ TBD

NOTE: *The merger agreement by and between Greenrose and Shango has expired pursuant to its terms in August 2021. Greenrose and Shango are engaged in negotiations to enter into a transaction whereby Greenrose acquires the businesses of Shango as contemplated by the now-expired merger agreement. The terms and conditions of this potential acquisition, including the nature and timing of any consideration to be paid to be paid by Greenrose to Shango remain subject to negotiation. Any transaction with Shango is subject to, among other things, negotiation and execution of mutually acceptable applicable agreements, Greenrose securing adequate financing and its on-going compliance with its debt facilities, approval by Greenrose's Board of Directors and regulatory approvals. There can be no guarantee or assurances that Greenrose will enter into a transaction with Shango and such a transaction, if entered into, would ultimately close.*

GREENROSE HOLDING COMPANY

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Brand Footprint

The Greenrose platform has two strong brands, with the potential opportunity to leverage the Shango brand beyond the Arizona market

- **Theraplant** is the #1 flower brand in CT
- **Shango-**brand now under license by Greenrose in AZ captured #1 or #2 in 2021 Arizona Cannabis Cup for flower and solventless extract categories[1]

Map of Greenrose & Target Footprint by State



OR
NV
CA
True Harvest/ Shango – AZ
MO
MI
Theraplant—CT

Current Greenrose Footprint

Shango Footprint

[1] AZ Cannabis Cup 2021

NOTE: *The merger agreement by and between Greenrose and Shango has expired pursuant to its terms in August 2021. Greenrose and Shango are engaged in negotiations to enter into a transaction whereby Greenrose acquires the businesses of Shango as contemplated by the now-expired merger agreement. The terms and conditions of this potential acquisition, including the nature and timing of any consideration to be paid to be paid by Greenrose to Shango remain subject to negotiation. Any transaction with Shango is subject to, among other things, negotiation and execution of mutually acceptable applicable agreements, Greenrose securing adequate financing and its on-going compliance with its debt facilities, approval by Greenrose's Board of Directors and regulatory approvals. There can be no guarantee or assurances that Greenrose will enter into a transaction with Shango and such a transaction, if entered into, would ultimately close.*

GREENROSE HOLDING COMPANY

8 8 8 Arizona Market Highlights: Proposition 207 to legalize REC passed in November 2020, and adult - use sales commenced in late January 2021 Over $1.2 billion 1 in combined medical and recreational sales reported for the first 11 months of 2021. Estimated 2022 market size of $1.6 billion 2 169 retail licenses available statewide 3 143 cultivation licenses available statewide 4 (1) Source: Arizona Mirror, https://www.azmirror.com/blog/arizona - cannabis - sales - top - 1 - 2 - billion - in - first - 11 - months - of - 2021/ (2) Source: BDSA Analytics (3) Source: https://cronkitenews.azpbs.org/2021/11/02/marijuana - dispensary - licenses - available - arizona - equity - program/ (4) Statista, https://www.statista.com/statistics/1108194/cannabis - cultivation - licenses - by - state - us/

9 9 9 Connecticut Market Highlights: Currently a limited license medical market, with upcoming limited license adult - use market projected to begin in the second half of 2022 $200 million in projected medical sales in 2021 1 Recreational sales projected to grow from $250 million in its first full year to $750 million in its fourth year 1 Currently 4 cultivators, and a limited number of additional non - vertical cultivation licenses will be granted in the near future 18 medical dispensaries today; maximum number of additional dispensaries licenses to be determined 12 additional recreational store licenses will be awarded in 2022. In addition, current cultivators will have the opportunity to open up an unlimited number of recreational stores as a minority partner in a social equity license (1) Source: MJBizDaily, https://mjbizdaily.com/connecticut - set - to - launch - recreational - marijuana - market - before - new - york/

10 10 10 Expansion Strategy 4 3 Compete for new licenses in contiguous states 2 Acquire sizable, vertically integrated operations in a new state – contiguous with existing states Acquire branded product leaders with multi - state presence 1 Establish GNRS retail footprint in Connecticut and Arizona through organic build out or acquisition

11 11 11 Capital Structure Preliminary Unaudited Capital Structure (as of 12/31/21) Please see the following page for related footnotes

12 12 12 Capital Structure - Footnotes Preliminary Capital Structure (as of 12/31/21) (1) Represents outstanding common shares that were issued in connection with the Greenrose initial public offering and simultaneous private issuances of Greenrose Acquisition Corp. after consideration of redemptions from the Qualified Business Combination with Theraplant LLC ("Business Combination") (2) Represents common stock issued to Theraplant in connection with the Business Combination (3) Represents common stock issued to True Harvest in connection with the asset purchase. 25% of these shares are returnable subj ect to the Greenrose Holding Company common stock price trading above $12.50 for 20 consecutive days within six months from the acquisition close date. (4) Represents common stock issued to a subscriber at the closing of the Business Combination. These shares are subject to a lock - up over the course of six months with shares to be released each month based on a contractual formula based primarily on the Greenrose common stock price. Greenrose has a $1 million payable if/when the Standby Equity Purchase Agreement is exercised. (5) Represents warrants that were issued in connection with the Greenrose initial public offering and each warrant is exercisable into one share of Greenrose common stock at $11.50. The Public Warrants are redeemable at the option of Greenrose when the common stock price reaches $18 per share while the Private Warrants are not redeemable. (6) Represents warrants issued to Lender in connection with the issuance of the Senior Secured Term Loan. These warrants are exer cis able at $0.01 per warrant and are also payable in cash at the option of the Lender. (7) Represents the potential shares of common stock issuable to True Harvest sellers as contingent consideration for the acquisit ion . Shares are issuable at 36 months from the closing date subject to certain contractual pricing conditions. The potential shares to be issued are based on the $3.95 price per share at the date of the T rue Harvest acquisition. (8) The True Harvest Convertible Note is convertible at any time at $10 per share at the option of the holder. (9) The remaining principal balance of the Theraplant Deferred Cash Payment is convertible at any time at $10 per share at the option of the holder. (10) Represents a series of non - interest bearing promissory notes issued in June 2021, August 2021, September 2021, October 2021 and the November 2021, respectively, in the aggregate amount of $1,235,000 as well as non - interest bearing convertible promissory notes issued in March 2020 and January 2021, respectively, in the aggregate amount of $2,000,000. Extension fees of $594,500 paid by Greenrose on behalf of the Sponsor have been netted against $1,235,000 promissory notes for a net debt obligation of $640,500. Greenrose and the Sponsor agreed to settle the aggregated debt of $2,640,500 in debt obligations evidenced by the promissory notes and convertible promissory notes in equity rather than cash settled. The equity settlement is expected to be finalized in Q1 2022. (11) At the option of the Company (or the holder in the case of the Private Warrants), the Private and Public Warrants are able to be exercised on a cashless basis. These shares represent the incremental shares that would be issued if the cashless exercise option was elected at $18 per share. These shares would replace the shares that woul d o therwise be issued upon the cash exercise for the Private and Public Warrants as reflected in Note 5. (12) Represents the gross principal amount of short - term debt issued in connection with the Business Combination with a maturity date 12 months from the closing of the Business Combination after the first payment, which also may be converted into equity as reflected in footnote 9. (13) Represents the gross principal of Senior Secured Term Loans issued by the Lender with a final maturity date 3 years from clos ing the Business Combination. Does not reflect any discounts or deferred financing costs that would be net against gross proceeds. (14) Represents the gross principal of the True Harvest Convertible Promissory Note issued by the Company in connection with the T rue Harvest acquisition with a maturity date three years from the closing date. (15) Represents the debt assumed from True Harvest as part of the acquisition. (16) Cash balance as of 1/17/22, that includes restricted cash of $1,816,667 to pay off the last two months of the Theraplant Deferred Cash Consideration.

13 13 13 Comparable Revenue and EBITDA Multiples as of 1/14/22 2022 Revenue 2022 EBITDA 4.3x 4.1x 3.8x 3.3x 3.1x 2.5x 2.3x 1.8x Green Thumb Industries Inc. Planet 13 Holdings Inc. Curaleaf Holdings Inc. Terrascend Corp. Trulieve Cannabis Corp. Cresco Labs Inc. Jushi Holdings Inc. Ayr Wellness Inc. 17.2x 13.3x 12.0x 8.7x 8.5x 8.1x 7.4x 5.1x Planet 13 Holdings Inc. Curaleaf Holdings Inc. Green Thumb Industries Inc. TerrAscend Corp. Jushi Holdings Inc. Trulieve Cannabis Corp. Columbia Care Inc. Ayr Wellness Inc. Source: Capital IQ, using USD closing prices on 1/14. 1 Greenrose revenue represents 2022 guidance range midpoint of $130M 2 Greenrose AEBITDA represents 2022 guidance range midpoint of $80M 1 2

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Greenrose Management Team

Corporate Team

Operating Subsidiaries

						
Mickey Harley	Paul Otto Wimer	Scott Cohen	Nicole Conboy	Daniel Harley	Dan Emmans	Brandon Rexroad
CEO, Director	*President*	*CFO*	*Chief Admin Officer*	*EVP IR, Director*	*East Region President*	*Consultant West Regional Manager*
Bio: ▪ 25-year career on Wall street ▪ 10-year career in agricultural investments, start-ups, and operations	35-year career driving innovation and growth through operational management, business consulting and venture capital	20+ year career in public accounting, including roles at PWC, RSM and Henry Schein	30-year career in human resources and career development	35 years of experience in investment management, corporate finance, and investment banking	20+ year career in cannabis Founder & CEO, Theraplant	25+ year career in cannabis Founder & CEO, Shango
Experience: Bhavana Blueberries, National Pecan Company, Allen & Co, Arsenal Capital Partners, Bannon, Yale School of Management, Y	tivity Health, Andersen Consulting, clareo, Bannon, tOpspin, Harvard Business School, Y	pwc, RSM, NYU	Saks Fifth Avenue, Talecris Biotherapeutics, Part-Miner, PCH, Oswego, HRK Holdings, LLC.	Jallatte, Bannon, Jarvis, Xemplar Energy Corp, Cadiz, Allen & Co, NarmoCapital, ASM, Ryan Beck & Co.	Theraplant, Leafline, Brandeis University	Shango, Rexroad Marquis Corporation, Keys Organic & Hydroponic Supply

GREENROSE HOLDING COMPANY

In vestor Relations Contact: Gateway Investor Relations Cody Slach or Jackie Keshner GNRS@gatewayir.com Greenrose Contact: Daniel Harley Executive Vice President, Investor Relations ir@greenroseholdings.com Contact Information